ALPHA SELECT FUNDS

Target Select Equity Fund

Supplement dated March 9, 2004
to the Prospectus dated January 31, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

A Special Meeting of the shareholders of the Target Select Equity Fund (the “Fund”) was held on March 4, 2004. At the Special Meeting, shareholders approved a new investment advisory agreement between Alpha Select Funds, on behalf of the Fund, and Constellation Investment Management Company LP (“CIMCO”) (formerly Concentrated Capital Management LP), and a new sub-advisory agreement between CIMCO and Turner Investment Partners, Inc. (“Turner”). CIMCO now manages the Fund, with Turner remaining as sub-adviser.

The Board of Trustees now consists of the following persons: Alfred C. Saluato, Ronald W. Filante, Janet F. Sansone and John H. Grady (interested person).

If you have any questions about these changes, please don’t hesitate to call our Investor Services Team at 1-866-242-5742.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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